                                                                      PRIVILEGED

--------------------------------------------------------------------------------
Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
--------------------------------------------------------------------------------


                                 October 8, 2002

                           [SNELL & WILMER LETTERHEAD]

Joseph E. Nida, Esq.
Sheppard Mullin Richter & Hampton, LLP
800 Anacapa Street
Santa Barbara, CA 93101

      Re: Asset Purchase Agreement, by and among Mark Thatcher, Teva Sport Sandals, Inc., and Deckers Outdoor Corporation (the "Agreement")

         This Disclosure Schedule ("Schedule") is being delivered to you, as counsel to Deckers Outdoor Corporation, in connection with the Agreement. Unless the context otherwise requires, all capitalized terms used in this Schedule shall have the respective meanings assigned to them in the Agreement. The representations and warranties of the Sellers set forth in the Agreement are hereby excepted to the extent set forth hereafter.

SCHEDULE 1.1(i).        Copyrights.


  COUNTRY                DOCKET #       TYPE                      MATTER             REGISTRATION NO.
  -------                --------       ----                      ------             ----------------
United States           41919.0114       CP       70                                Reg. No. VA 1,123,717
United States           41919.0001       CP       ABSTRACT                          Reg. No. VA 881,368
United States           41919.0085       CP       ABYSS                             Reg. No. VA 1,049,603
United States           41919.0002       CP       AEGEAN BLUE                       Reg. No. VA 881,367
United States           41919.0005       CP       ANASAZI                           Reg. No. VA 992,455
United States           41919.0003       CP       ARAPAHOE                          Reg. No. VA 992,456
United States           41919.0004       CP       ARGENTINA                         Reg. No. VA 992,457
United States           41919.0006       CP       ARROWS BLUE                       Reg. No. VA 881,366
United States           41919.0007       CP       AZTEC                             Reg. No. VA 846,052
United States           41919.0008       CP       BALI                              Reg. No. VA 992,458
United States           41919.0086       CP       BAMBOO                            Reg. No. VA 1,049,608
United States           41919.0009       CP       BARBED WIRE                       Reg. No. VA 924,270
United States           41919.0137       CP       BATIK                             Reg. No. VA 1,123,561
United States           41919.0010       CP       BELT                              Reg. No. VA 924,250
United States           41919.0011       CP       BIRDIE                            Reg. No. VA 924,269
United States           41919.0012       CP       BLACK SPIRAL                      Reg. No. VA 768,780
United States           41919.0013       CP       BLUE BATIK                        Reg. No. VA 768,788
United States           41919.0014       CP       BLUE FROG                         Reg. No. VA 846,048
United States           41919.0087       CP       BONEFISH                          Reg. No. VA 1,049,609
United States           41919.0015       CP       BRAID                             Reg. No. VA 992,459

                                                                      PRIVILEGED


  COUNTRY                DOCKET #       TYPE                      MATTER             REGISTRATION NO.
  -------                --------       ----                      ------             ----------------
United States           41919.0016       CP       BREAKERS                          Reg. No. VA 924,249
United States           41919.0017       CP       BRIGHT DOMINO                     Reg. No. VA 846,050
United States           41919.0018       CP       BRIGHT PYRAMID                    Reg. No. VA 768,789
United States           41919.0019       CP       BROTHERS                          Reg. No. VA 768,782
United States                            CP       BUDS                              Reg. No. VA 1,123,556
United States           41919.0020       CP       BUMBLE BEE                        Reg. No. VA 924,248
United States           41919.0021       CP       BUTTERFLY                         Reg. No. VA 992,460
United States           41919.0139       CP       CAMO                              Reg. No. VA 1,123,553
United States           41919.0022       CP       CAMOUFLAGE                        Reg. No. VA 881,365
United States           41919.0135       CP       CHEVRON                           Reg. No. VA 1,123,547
United States           41919.0023       CP       COLORADO                          Reg. No. VA 992,461
United States           41919.0083       CP       COLUMBINE                         Reg. No. VA 1,025,795
United States           41919.0024       CP       COMET                             Reg. No. VA 992,462
United States           41919.0088       CP       CORNFLOWER                        Reg. No. VA 1,049,604
United States           41919.0109       CP       COSMOS                            Reg. No. VA 1,085,260
United States           41919.0089       CP       CURRENTS                          Reg. No. VA 1,049,594
United States           41919.0025       CP       DECO                              Reg. No. VA 881,364
United States           41919.0128       CP       DEE-ORE SUNSET                    Reg. No. VA 1,123,554
United States           41919.0026       CP       DIAGONAL                          Reg. No. VA 881,363
United States           41919.0090       CP       DIAMOND                           Reg. No. VA 1,049,593
United States           41919.0027       CP       DRAGON                            Reg. No. VA 881,153
United States           41919.0122       CP       DRAGONFLY                         Reg. No. VA 1,123,544
United States           41919.0028       CP       EDGE                              Reg. No. VA 924,254
United States           41919.0029       CP       EGYPTIAN                          Reg. No. VA 924,247
United States           41919.0120       CP       EILAT                             Reg. No. VA 1,123,546
United States           41919.0030       CP       EXOFISH                           Reg. No. VA 992,463
United States           41919.0031       CP       FILIGREE TEAL                     Reg. No. VA 881,152
United States           41919.0032       CP       FISH                              Reg. No. VA 881,151
United States           41919.0112       CP       FLIGHT                            Reg. No. VA 1,085,258
United States           41919.0111       CP       FLOWERS                           Reg. No. VA 1,085,257
United States           41919.0091       CP       FOLK                              Reg. No. VA 1,049,595
United States           41919.0138       CP       GEO TATTOO                        Reg. No. VA 1,123,559
United States           41919.0129       CP       GRIP
United States           41919.0033       CP       GUATEMALA                         Reg. No. VA 893,327
United States           41919.0034       CP       HAWAII                            Reg. No. VA 924,246
United States           41919.0136       CP       HAWAII 2002                       Reg. No. VA 1,123,560
United States           41919.0092       CP       HAWON                             Reg. No. VA 1,049,596
United States           41919.0093       CP       HEX                               Reg. No. VA 1,049,597
United States           41919.0035       CP       HIBISCUS                          Reg. No. VA 992,464
United States           41919.0119       CP       HOCKNEY                           Reg. No. VA 1,123,548
United States           41919.0036       CP       HYDROGLYPHICS                     Reg. No. VA 924,265
United States           41919.0037       CP       IGUANA                            Reg. No. VA 992,465

                                                                      PRIVILEGED


  COUNTRY                DOCKET #       TYPE                      MATTER             REGISTRATION NO.
  -------                --------       ----                      ------             ----------------
United States           41919.0038       CP       INCA                              Reg. No. VA 992,466
United States           41919.0116       CP       ISLAND                            Reg. No. VA 1,123,551
United States           41919.0115       CP       JAPANESE FLOWER                   Reg. No. VA 1,123,716
United States           41919.0039       CP       KID SPIRAL                        Reg. No. VA 768,779
United States           41919.0040       CP       LADY BUG                          Reg. No. VA 924,245
United States           41919.0041       CP       LAVA                              Reg. No. VA 924,244
United States           41919.0117       CP       LEAVES                            Reg. No. VA 1,123,550
United States           41919.0131       CP       LIGHTNING                         Reg. No. VA 1,123,564
United States           41919.0130       CP       LIQUID                            Reg. No. VA 1,123,565
United States           41919.0042       CP       LIZARD                            Reg. No. VA 768,786
United States           41919.0094       CP       MALACCA                           Reg. No. VA 1,049,598
United States           41919.0095       CP       MALAY                             Reg. No. VA 1,049,602
United States           41919.0043       CP       MAMMOTH                           Reg. No. VA 992,467
United States           41919.0044       CP       MARLIN                            Reg. No. VA 924,243
United States           41919.0096       CP       MINERAL                           Reg. No. VA 1,049,601
United States           41919.0097       CP       MOSAIC                            Reg. No. VA 1,049,599
United States           41919.0045       CP       MOZAMBIQUE                        Reg. No. VA 768,783
United States           41919.0098       CP       MULTI                             Reg. No. VA 1,049,607
United States           41919.0046       CP       NATIVE SHIELD                     Reg. No. VA 768,785
United States           41919.0047       CP       NAVAJO                            Reg. No. VA 846,054
United States           41919.0048       CP       NEW AZTEC                         Reg. No. VA 924,242
United States           41919.0099       CP       NEW DRAGON                        Reg. No. VA 1,049,600
United States           41919.0049       CP       NEW SUN & MOON                    Reg. No. VA 924,266
United States           41919.0124       CP       NIGHT                             Reg. No. VA 1,123,558
United States           41919.0050       CP       OPPOSITE                          Reg. No. VA 924,251
United States           41919.0100       CP       PARANG                            Reg. No. VA 1,051,665
United States           41919.0051       CP       PEACOCK                           Reg. No. VA 768,784
United States           41919.0052       CP       PERUVIAN                          Reg. No. VA 881,150
United States           41919.0110       CP       PICTO                             Reg. No. VA 1,085,259
United States           41919.0053       CP       PINK FLOWER POWER                 Reg. No. VA 924,241
United States           41919.0101       CP       PLANET                            Reg. No. VA 1,051,666
United States           41919.0054       CP       PSYCHEDELIC                       Reg. No. VA 846,051
United States           41919.0055       CP       PURPLE VINE                       Reg. No. VA 846,049
United States           41919.0056       CP       PUZZLE                            Reg. No. VA 846,047
United States           41919.0057       CP       Q                                 Reg. No. VA 881,149
United States           41919.0058       CP       QUILT                             Reg. No. VA 846,055
United States           41919.0059       CP       RAPIDS                            Reg. No. VA 992,468
United States           41919.0060       CP       REPHIBIAN                         Reg. No. VA 924,267
United States           41919.0102       CP       RETRO                             Reg. No. VA 1,051,663
United States           41919.0061       CP       RIBBIT                            Reg. No. VA 924,274
United States           41919.0062       CP       ROAD                              Reg. No. VA 924,253
United States           41919.0063       CP       SAILFISH                          Reg. No. VA 924,268

                                                                      PRIVILEGED


  COUNTRY                DOCKET #       TYPE                      MATTER             REGISTRATION NO.
  -------                --------       ----                      ------             ----------------
United States           41919.0133       CP       SALT                              Reg. No. VA 1,123,563
United States           41919.0064       CP       SCORPION                          Reg. No. VA 846,056
United States           41919.0121       CP       SENUFO                            Reg. No. VA 1,123,545
United States           41919.0065       CP       SERPENT                           Reg. No. VA 768,781
United States           41919.0066       CP       SHADOWS                           Reg. No. VA 992,469
United States           41919.0067       CP       SNAKE                             Reg. No. VA 893,326
United States           41919.0103       CP       SOUND                             Reg. No. VA 1,051,664
United States           41919.0123       CP       SP                                Reg. No. VA 1,123,543
United States           41919.0068       CP       SPIDER                            Reg. No. VA 846,053
United States           41919.0134       CP       STARFISH                          Reg. No. VA 1,123,562
United States           41919.0069       CP       STONEFLY                          Reg. No. VA 881,148
United States           41919.0070       CP       SUN AND MOON BLUE                 Reg. No. VA 881,147
United States           41919.0071       CP       SUNFISH                           Reg. No. VA 924,273
United States           41919.0072       CP       SUNFLOWER                         Reg. No. VA 992,470
United States           41919.0073       CP       TANGO                             Reg. No. VA 924,252
United States           41919.0074       CP       TAPESTRY                          Reg. No. VA 992,451
United States           41919.0075       CP       TATTOO                            Reg. No. VA 768,778
United States           41919.0076       CP       TATTOO U                          Reg. No. VA 881,146
United States           41919.0104       CP       TEC                               Reg. No. VA 1,049,606
United States           41919.0105       CP       TERRA-FI                          Reg. No. VA 1,051,662
United States           41919.0125       CP       TESLA                             Reg. No. VA 1,123,557
United States           41919.0108       CP       TEVA ("TEVA TAN")                 Reg. No. VA 1,041,137
United States           41919.0118       CP       TIE FLOWER                        Reg. No. VA 1,123,549
United States           41919.0077       CP       TRIBAL MASK                       Reg. No. VA 768,787
United States           41919.0078       CP       TRIBE                             Reg. No. VA 924,272
United States           41919.0079       CP       TURTLE                            Reg. No. VA 924,271
United States           41919.0080       CP       TWISTED                           Reg. No. VA 992,452
United States           41919.0106       CP       UNIVERSE                          Reg. No. VA 1,049,605
United States           41919.0127       CP       WATERCOLOR                        Reg. No. VA 1,123,555
United States           41919.0081       CP       WAVE                              Reg. No. VA 992,453
United States           41919.0113       CP       WHIRLPOOL                         Reg. No. VA 1,123,552
United States           41919.0107       CP       Z                                 Reg. No. VA 1,051,667
United States           41919.0132       CP       ZIPPER
United States           41919.0082       CP       ZUMA                              Reg. No. VA 992,454

SCHEDULE 1.1(j).     Domain Names.

Docket No.           Country           Domain Name                               Status
----------           -------           -----------                               ------
41919.0400                             ALPSANDALS.COM                            Registered
                                                                                 Renewal Due 8/29/2009
41919.0401                             SPORTSSANDALS.COM                         Registered
                                                                                 Renewal Due 9/11/2009

                                                                      PRIVILEGED

Docket No.           Country           Domain Name                               Status
----------           -------           -----------                               ------
41919.0402                             TEVA.COM                                  Registered
                                                                                 Renewal Due 1/29/2010
41919.0403                             TEVASANDALS.COM                           Registered
                                                                                 Renewal Due 3/7/2010
41919.0404           Singapore         TEVA.COM.SG                               Registered
                                                                                 Renewal Due 12/17/2002
41919.0405           Singapore         TEVASANDALS.COM.SG                        Registered
                                                                                 Renewal Due 12/17/2002
41919.0407           Switzerland       TEVA.CH                                   Registered
                                                                                 Renewal Due
41919.0408                             TEVA.COM.TW                               Transferred from Distributor
                                                                                 Renewal Due 3/13/03
41919.0409                             TEVA.AT                                   Registered
                                                                                 Renewal Due 6/2/2003
41919.0410           Netherlands       TEVA-SANDALS.NL                           Registered
                                                                                 Transferred
                                                                                 Renewal Due
41919.0411                             SPIDERRUBBER.COM                          Registered
                                                                                 Renewal Due 4/12/2011
41919.0412           Portugal          TEVA.COM.PT                               Registered
                                                                                 Renewal Due 6/12/2003
41919.0414           Europe            TEVA-EUROPE.COM                           Registered
                                                                                 Renewal Due 4/12/2011
41919.0415                             GOLFSANDALS.COM                           Registered
                                                                                 Renewal Due 6/29/2010
41919.0416                             TEVA.INFO                                 Registered
                                                                                 Renewal Due 7/28/2006
41919.0417                             TEVASANDALS.INFO                          Registered
                                                                                 Renewal Due 7/28/2006
41919.0418           U.K.              TEVASANDALS.CO.UK                         Registered
                                                                                 Renewal Due 10/25/2003
41919.0419                             TEVATHRIVE.COM                            Registered
                                                                                 Renewal Due 6/26/03
41919.0420                             TEVASANDALS.CH                            Registered
                                                                                 Renewal Due
41919.0421                             TEVA.BIZ                                  Registered
                                                                                 Renewal Due 3/26/04
41919.0422                             TEVASANDALS.BIZ                           Registered
                                                                                 Renewal Due 3/26/04

                                                                      PRIVILEGED

SCHEDULE 1.1(r).     Marks.

                                                                                                 APPLICATION NO./
COUNTRY              DOCKET #          TYPE                          MATTER                      REGISTRATION NO.
-------              --------          ----                          ------                      ----------------
Algeria              31919.0922        TM         TEVA                                           Reg. No. 55,572
                                                  (Class 25--Footwear)
Argentina            31919.0924        TM         TEVA                                           Reg. No. 1.640.236
                                                  (Class 25--Footwear)
Argentina            31919.1424        TM         HAND DESIGN                                    Reg. No. 1.751.329
                                                  (Class 25--Clothing, Footwear, Headgear)
Australia            31919.0901        TM         TEVA                                           Reg. No. A492978
                                                  (Class 25--Footwear)
Australia            31919.1401        TM         HAND DESIGN (Class 25--Clothing, Footwear)     Reg. No. 757963
Australia            31919.8201        TM         TEVA                                           App. No. 898905
                                                  (Classes 9, 18, 24 and 35 all goods)
Australia            31919.8501        TM         TEVA                                           App. No. 895895
                                                  (Class 25 clothing, footwear, headgear)
Bahamas              31919.8539        TM         TEVA                                           App. No. 24029
                                                  (Local class 38 sandals, footwear,
                                                  clothing, beach towels)
Bahamas              31919.9639        TM         TEVA                                           App. No. 24030
                                                  (Local class 50 sunglasses)
Bahrain              31919.8536        TM         TEVA (Sandals)                                 Reg. No. TM 24,995
Belize               31919.8596        TM         TEVA (Class 25)                                App. No.
Benelux              31919.0926        TM         TEVA                                           Reg. No. 508803
                                                  (Class 25--Footwear)
Bolivia              31919.0327        TM         TEVA & HAND DESIGN                             App. No. SM-2257-01
                                                  (Class 25)
Bolivia              31919.9327        TM         TEVA & HAND DESIGN                             App. No. SM-2255-01
                                                  (Class 9)
Bolivia              31919.9427        TM         TEVA & HAND DESIGN                             App. No. SM-2256-01
                                                  (Class 18)
Bolivia              31919.9527        TM         TEVA & HAND DESIGN                             App. No. SM-2254-01
                                                  (Class 24)

                                                                      PRIVILEGED

                                                                                                 APPLICATION NO./
COUNTRY              DOCKET #          TYPE                          MATTER                      REGISTRATION NO.
-------              --------          ----                          ------                      ----------------
Brazil               31919.1428        TM         HAND DESIGN                                    App. No. 820760579
                                                  (Class 25--Clothing, Footwear)
British Virgin       31919.0917        TM         TEVA                                           Reg. No. 1936
Islands                                           (Footwear)
British Virgin       31919.9617        TM         TEVA (stylized)                                Reg. No. 3703
Islands                                           (Local cl. 8, 24, 37, 38)
Canada               31919.0903        TM         TEVA                                           Reg. No. TMA 394,327
                                                  (Footwear)
Canada               31919.1403        TM         HAND DESIGN                                    Reg. No. TMA497,521
                                                  (Clothing, Footwear)
Chile                31919.0933        TM         TEVA                                           App.   No. 196,672
                                                  (Footwear)
Chile                31919.1433        TM         HAND DESIGN                                    Reg. No. 526.929
                                                  (Class 25--Footwear)
Chile                31919.7633        TM         TVAS                                           Reg. No. 577.314
                                                  (Class 25)
China                31919.0934        TM         TEVA                                           Reg. No. 879295
                                                  (Class 25--Clothing, footwear)
China                31919.1434        TM         HAND DESIGN                                    App. No. 2000130200
                                                  (Clothing footwear, headgear, neckties,
                                                  gloves)
China                31919.7734        TM         TEVA (stylized)                                Reg. No. 1648704
                                                  (Class 16)
China                31919.7834        TM         HAND DESIGN                                    Reg. No. 1672830
                                                  (Class 16)
China                31919.8434        TM         TEVA (block ltrs)                              App. No. 3025684
                                                  (Class 9)

                                                                      PRIVILEGED

                                                                                                 APPLICATION NO./
COUNTRY              DOCKET #          TYPE                          MATTER                      REGISTRATION NO.
-------              --------          ----                          ------                      ----------------
China                31919.8634        TM         TEVA (block ltrs)                              App. No. 3025683
                                                  (Class 18)
China                31919.8834        TM         TEVA (block ltrs)                              App. No. 3025682
                                                  (Class 24)
China                31919.8934        TM         TEVA (block ltrs)                              App. No. 3025681
                                                  (Class 35)
Colombia             31919.0935        TM         TEVA (Class 25--Footwear)                      App. No. 98.047.390
Colombia             31919.1435        TM         HAND DESIGN                                    Reg. No. 246916
                                                  (Class 25--Clothing, Footwear)
Community            31919.0305        TM         TEVA & HAND DESIGN                             Reg. No. 1202589
Trademark                                         (Class 25--Clothing, Footwear, Headgear)
Community            31919.1405        TM         HAND DESIGN                                    Reg. No. 592394
Trademark                                         (Class 25--Clothing)
Community            31919.8205        TM         TEVA (Classes 25, 18, 24)                      App. No. 002034486
Trademark
Costa Rica           31919.0942        TM         TEVA (Classes 25, 24, 18, 9)                   Reg. No. 5221-7978
Czech Republic       31919.0943        TM         TEVA (Class 25)                                App. No. 156312
Denmark              31919.0904        TM         TEVA SPORT SANDALS (stylized)                  Reg. No. VR 07.393 1993
                                                  (Footwear)
Dominican            31919.0951        TM         TEVA (block ltrs)                              App. No. 530361
Republic                                          (Class 25--Clothing, footwear)
Dominican            31919.1451        TM         HAND DESIGN                                    App. No. 530365
Republic                                          (Class 25--Clothing, footwear)                 Reg. No. 0120334
Dominican            31919.8451        TM         TEVA (block ltrs)                              App. No. 530364
Republic                                          (Class 9--Sunglasses)                          Reg. No. 0120292

                                                                      PRIVILEGED

                                                                                                 APPLICATION NO./
COUNTRY              DOCKET #          TYPE                          MATTER                      REGISTRATION NO.
-------              --------          ----                          ------                      ----------------
Dominican             31919.8651       TM         TEVA (block ltrs)                              App. No. 530349
Republic                                          (Class 18--handbags, belts & accessories       Reg. No. 0120340
Dominican             31919.8851       TM         TEVA (block ltrs)                              App. No. 530350
Republic                                          (Class 24--towels)                             Reg. No. 0120329
Dominican             31919.9051       TM         HAND DESIGN                                    App. No. 530366
Republic                                          (Class 24--towels)                             Reg. No. 0120330
Dominican             31919.9151       TM         HAND DESIGN (Class 18--handbags, belts &       App. No. 530363
Republic                                          accessories)                                   Reg. No. 01203431
Dominican             31919.9251       TM         HAND DESIGN (Class 9 sunglasses)               App. No. 530367
Republic                                                                                         Reg. No. 0120293
Ecuador               31919.0344       TM         TEVA & HAND DESIGN (Class 25--all goods)       Reg. No. 15329-02
Ecuador               31919.0944       TM         TEVA (stylized)                                Reg. No. 15331-02
                                                  (Class 25--all goods)
Ecuador               31919.2544       TM         TEVA (stylized)                                Reg. No. 5397-02
                                                  (Class 35--all services)
Ecuador               31919.8444       TM         TEVA (stylized)                                Reg. No. 15330-02
                                                  (Class 9--all goods)
Ecuador               31919.8644       TM         TEVA (stylized)                                Reg. No. 15332-02
                                                  (Class 18--all goods)
Ecuador               31919.8844       TM         TEVA (stylized)                                Reg. No. 15333-02
                                                  (Class 24--all goods)
Egypt                 31319.0945       TM         TEVA                                           Ser. No. 120,109
                                                  (Sandals)
El Salvador           31919.0946       TM         TEVA                                           Ser. No. 11980/2001
                                                  (Class 25--Clothing, footwear, headgear)
Fiji                  31919.0993       TM         TEVA                                           Reg. No. 24980
                                                  (Local Class 38--Footwear)
France                31919.0906       TM         TEVA                                           Reg. No. 1668894
                                                  (Class 25--Footwear)
Germany               31919.0907       TM         TEVA                                           Reg. No. 2023116
                                                  (Class 25--Footwear)
Honduras              31919.0952       TM         TEVA                                           App. No. 1199/2001
                                                  (Class 25)

                                                                      PRIVILEGED

                                                                                                 APPLICATION NO./
COUNTRY              DOCKET #          TYPE                          MATTER                      REGISTRATION NO.
-------              --------          ----                          ------                      ----------------
Honduras              31919.8452        TM        TEVA                                           Reg. No. 83.322
                                                  (Class 9--all goods)
Honduras              31919.8652        TM        TEVA                                           Reg. No. 83.321
                                                  (Class 18--all goods)
Honduras              31919.8852        TM        TEVA                                           Reg. No. 83.319
                                                  (Class 24--all goods)
Hong Kong             31919.0908        TM        TEVA                                           Reg. No. 04678 of 1995
                                                  (Class 25--Clothing, footwear)
Hungary               31919.0336        TM        TEVA & HAND DESIGN (Class 25)                  App. No. M0103259
Hungary               31919.8236        TM        TEVA                                           App. No. M0103258
                                                  (Classes 18, 9--all goods)
Iceland               31919.0953        TM        TEVA                                           Reg. No. 1060/2001
                                                  (Classes 25, 18, 9--all goods except
                                                  Class 9--sunglasses only)
Iceland               31919.8553        TM        TEVA (stylized)                                Reg. No. 1059/2001
                                                  (Class 25)
India                 31919.0956        TM        TEVA                                           App. No. 992164
                                                  (Class 25)
India                 31919.8456        TM        TEVA                                           App. No. 992161
                                                  (Class 9)
India                 31919.8656        TM        TEVA                                           App. No. 992162
                                                  (Class 18)
India                 31919.8856        TM        TEVA                                           App. No. 992163
                                                  (Class 24)
India                 31919.1456        TM        HAND DESIGN                                    App. No. 01058336
                                                  (Class 25)
Indonesia             31919.2557        TM        TEVA                                           App. No. J00-2001.15784-15884
                                                  (Class 35)

                                                                      PRIVILEGED

                                                                                                 APPLICATION NO./
COUNTRY              DOCKET #          TYPE                          MATTER                      REGISTRATION NO.
-------              --------          ----                          ------                      ----------------
Indonesia            31919.8457         TM        TEVA                                           App. No. D00-2001.15783-15883
                                                  (Class 9)
Indonesia            31919.8657         TM        TEVA                                           App. No. D00-2001.27084.27294
                                                  (Class 18)
Indonesia            31919.9857         TM        TEVA                                           App. No. D00-2001.27083.27293
                                                  (Class 38)
Israel               31919.0909         TM        TEVA (stylized)                                Reg. No. 94709
                                                  (Class 25--Footwear)
Israel               31919.1409         TM        HAND DESIGN                                    Reg. No. 114575
                                                  (Class 25)
Italy                31319.0959         TM        TEVA                                           Reg. No. 589514
                                                  (Class 25--Footwear)
Jamaica              31919.8540         TM        TEVA (stylized)                                Reg. No. 38,659
                                                  (Class 25--Clothing, footwear, headwear)
Japan                31919.0910         TM        TEVA (word plus phonetic)                      Reg. No. 3112428
                                                  (Clothing, Footwear)
Japan                31919.0995         TM        TEVA (stylized)                                Reg. No. 3,226,208
                                                  (Clothing)
Japan                31919.0997         TM        TEVA (Local Class 22 - Sandals)                Reg. No. 2254974
Japan                31919.1410         TM        HAND                                           Reg. No. 4312115
                                                  (Clothing, Footwear)
Japan                31919.8410         TM        TEVA (Subset of Class 9)                       Reg. No. 4551283
Japan                31919.8610         TM        TEVA (Class 18)                                Reg. No. 3124946
Japan                31919.9110         TM        HAND DESIGN                                    App. No. 2002-29829
                                                  (Class 18--leather goods
                                                  namely bags, luggage, etc.)

                                                                      PRIVILEGED

                                                                                                 APPLICATION NO./
COUNTRY              DOCKET #          TYPE                          MATTER                      REGISTRATION NO.
-------              --------          ----                          ------                      ----------------
Jordan               31919.8517         TM        TEVA                                           Reg. No. 51981
                                                  (Sandals)
Korea                31919.0911         TM        TEVA                                           Reg. No. 273,572
                                                  (Local Class 27--Footwear)
Korea                31919.8211         TM        TEVA                                           App. No. 2002-0005490
                                                  (Classes 9, 24--sunglasses, etc.;
                                                  textile, towels, etc.)
Korea                31919.8511         TM        TEVA                                           Reg. No. 0519319
                                                  (Multiple goods in Class 25)
Korea                31919.8711         TM        TEVA (Korean Letters)                          Reg. No. 0519316
                                                  (Class 25)
Malaysia             31919.0954         TM        TEVA                                           App. No. 2001/09114
                                                  (Class 25)
Malaysia             31919.8454         TM        TEVA                                           App. No. 2001/09113
                                                  (Class 9)
Malaysia             31919.8654         TM        TEVA                                           App. No. 2001/09112
                                                  (Class 18)
Malaysia             31919.8854         TM        TEVA                                           App. No. 2001/09111
                                                  (Class 24)
Malta                31919.0355         TM        TEVA & HAND DESIGN (Class 25--clothing,        Reg. No. 34512
                                                  footwear, headgear)
Malta                31919.0955         TM        TEVA                                           Reg. No. 34511
                                                  (Class 25--Clothing, footwear, headgear)
Mexico               31919.0313         TM        TEVA & HAND DESIGN                             App. No. 524907
                                                  (Class 25)
Mexico               31919.0913         TM        TEVA                                           Reg. No. 400446
                                                  (Class 25--Footwear)

                                                                      PRIVILEGED

                                                                                                 APPLICATION NO./
COUNTRY              DOCKET #          TYPE                          MATTER                      REGISTRATION NO.
-------              --------          ----                          ------                      ----------------
Mexico               31919.1413         TM        HAND DESIGN                                    Reg. No. 583,225
                                                  (Class 25--Clothing)
Mexico               31919.8413         TM        TEVA                                           App. No. 524904
                                                  (Class 9--Sunglasses)
Mexico               31919.8813         TM        TEVA                                           App. No. 524905
                                                  (Class 24--Towels)
Mexico               31919.8913         TM        TEVA                                           App. No. 524906
                                                  (Class 35)
Morocco              31919.0367         TM        TEVA & HAND DESIGN                             Reg. No. 79573
                                                  (Classes 9, 18, 24, 25, 35--all
                                                  goods/services)
Morocco              31919.0967         TM        TEVA (Class 25--Footwear)                      Reg. No. 14,696
Netherland           31919.8555         TM        TEVA                                           Reg. No. 01934
Antilles                                          (Classes 9, 16, 18, 24, 25, 35--all
                                                  goods/services)
New Zealand          31919.0915         TM        TEVA                                           Reg. No. 186448
                                                  (Class 25--Footwear)
New Zealand          31919.1415         TM        HAND DESIGN                                    Reg. No. 290031
                                                  (Class 25--Clothing, Footwear)
Nicaragua            31919.0968         TM        TEVA                                           App. No. 2000-04476
                                                  (Class 25)
Nicaragua            31919.1468         TM        HAND DESIGN                                    App. No. 2001-01584
                                                  (Class 25)
Nicaragua            31919.8468         TM        TEVA                                           App. No. 2001-10587
                                                  (Class 9)
Nicaragua            31919.8668         TM        TEVA                                           App. No. 2001-01585
                                                  (Class 18)
Nicaragua            31919.8868         TM        TEVA                                           App. No. 2001-01583
                                                  (Class 24)
Nicaragua            31919.9068         TM        HAND DESIGN                                    App. No. 2001-01583
                                                  (Class 24)

                                                                      PRIVILEGED

                                                                                                 APPLICATION NO./
COUNTRY              DOCKET #          TYPE                          MATTER                      REGISTRATION NO.
-------              --------          ----                          ------                      ----------------
Nicaragua            31919.9168         TM        HAND DESIGN                                    App. No. 2001-01582
                                                  (Class 18)
Nicaragua            31919.9268         TM        HAND DESIGN                                    App. No. 2001-01581
                                                  (Class 9)
Norway               31919.                       TEVA SPORT SANDALS                             Reg. No. 169371
Norway               31319.0970         TM        TEVA                                           Reg. No. 174532
                                                  (Class 25--Footwear)
Norway               31919.1470         TM        HAND DESIGN                                    Reg. No. 193410
                                                  (Class 25--Clothing, Footwear)
Pakistan             31919.0992         TM        TEVA                                           App. No. 172498
                                                  (Class 25)
Pakistan             31919.8492         TM        TEVA (stylized)                                App. No. 172497
                                                  (Class 9)
Pakistan             31919.8592         TM        TEVA (stylized)                                App. No. 172496
                                                  (Class 25)
Pakistan             31919.8692         TM        TEVA (stylized)                                App. No. 172494
                                                  (Class 18)
Pakistan             31919.8892         TM        TEVA (stylized)                                App. No. 172493
                                                  (Class 24)
Peru                 31919.0973         TM        TEVA (Class 25)                                Reg. No. 67796
Peru                 31919.1473         TM        HAND DESIGN                                    Reg. No. 47935
                                                  (Class 25--Clothing, Footwear)
Philippines          31919.0974         TM        TEVA (stylized)                                Ser. No. 101496
                                                  (Class 25)

                                                                      PRIVILEGED

                                                                                                 APPLICATION NO./
COUNTRY              DOCKET #          TYPE                          MATTER                      REGISTRATION NO.
-------              --------          ----                          ------                      ----------------
Philippines          31919.8574         TM        TEVA (stylized)                                Reg. No.  58057
                                                  (Class 25--Footwear, sandals, slippers)
Poland               31919.0975         TM        TEVA                                           App. No. Z-233348
                                                  (Classes 25, 24, 18, 9)
Portugal             31919.0976         TM        TEVA                                           Reg. No. 279,454
                                                  (Footwear)
Puerto Rico          31919.0938         TM        TEVA & HAND DESIGN                             Reg. No. 52,515
                                                  (Class 25)
Saudi Arabia         31919.0978         TM        TEVA                                           Reg. No. 546/38
                                                  (Sandals)
Singapore            31919.0380         TM        TEVA & HAND DESIGN                             App. No. T02/00458Z
                                                  (Class 25--clothing, footwear & headgear)
Singapore            31919.0980         TM        TEVA                                           Reg. No. T93/07535C
                                                  (Class 25--Footwear)
Singapore            31919.8580         TM        TEVA                                           App. No. T01/04699H
                                                  (Class 25)
Slovakia             31919.0936         TM        TEVA                                           No # assigned
                                                  (Classes 25, 24, 18, 9, 35)
Slovenia             31919.8139         TM        TEVA                                           Reg. No. 200170529
                                                  (Classes 25, 24, 18, 9--all goods)
South Africa         31919.0981         TM        TEVA                                           Reg. No. 91/8643
                                                  (Class 25--Footwear)
South Africa         31919.1481         TM        HAND DESIGN                                    App. No. 98/10654
                                                  (Class 25--Clothing, Footwear)
Spain                31919.0982         TM        TEVA                                           Reg. No. 2,054,158
                                                  (Class 25-Footwear)

                                                                      PRIVILEGED

                                                                                                 APPLICATION NO./
COUNTRY              DOCKET #          TYPE                          MATTER                      REGISTRATION NO.
-------              --------          ----                          ------                      ----------------
Sri Lanka            31919.0983         TM        TEVA                                           App. No. 77229
                                                  (Class 25)
Sweden               31919.0919         TM        TEVA                                           Reg. No. 304 328
                                                  (Class 25)
Sweden               31919.1419         TM        HAND DESIGN                                    Reg. No. 98-02392
                                                  (Class 25--Clothing, Footwear)
Sweden               31919.             TM        TEVA SPORTS SANDALS                            Reg. No. 251116
Switzerland          31919.0984         TM        TEVA                                           Reg. No. 403624
                                                  (Class 25--Footwear)
Switzerland          31919.8584         TM        TEVA (stylized)                                Reg. No. 497204
                                                  (Classes 9, 18, 25 all goods)
Taiwan               31919.0920         TM        TEVA (stylized)                                Reg. No. 875801
                                                  (Class 25--Footwear)
Taiwan               31919.1420         TM        HAND DESIGN                                    Reg. No. 164, 617
                                                  (Class 35)
Taiwan               31919.2520         TM        TEVA                                           App. No. 90-9610
                                                  (Class 25)
Taiwan               31919.8420         TM        TEVA                                           App. No. 90-47694
                                                  (Class 9--eyeglasses and their parts, etc.)
Taiwan               31919.8520         TM        TEVA                                           Reg. No. 999843
                                                  (Class 25)
                                                  (Associated w/RN 875801)
Taiwan               31919.8620         TM        TEVA                                           App. No. 90-47693
                                                  (Class 18--leather bags, luggage, etc.)
Taiwan               31919.8920         TM        HAND DESIGN                                    App. No. 90-9610
                                                  (Class 35)
Tangiers             31919.0337         TM        TEVA (stylized) & HAND DESIGN (Classes 9,      Reg. No. 20967
                                                  18, 24, 25 & 35 all goods & services)

                                                                      PRIVILEGED

                                                                                                 APPLICATION NO./
COUNTRY              DOCKET #          TYPE                          MATTER                      REGISTRATION NO.
-------              --------          ----                          ------                      ----------------
Tangiers             31919.8537         TM        TEVA (Sandals)                                 Reg. No. 14696
Thailand             31919.8586         TM        TEVA (stylized)                                Reg. No. TM60505
                                                  (Class 25--Footwear)
Thailand             31919.8686         TM        TEVA (stylized)                                App. No. 457782
                                                  (Class 18)
Tonga                31919.0994         TM        TEVA                                           App. No. T/M/00/00014
                                                  (Class 25)
Trinidad & Tobago    31919.1441         TM        HAND DESIGN                                    App. No. 32197
                                                  (Classes 25, 24, 28, 9, 35)
Trinidad & Tobago    31919.8541         TM        TEVA (stylized) (Classes 25, 24, 9, 18, 35)    App. No. 32196
Turkey               31919.0387         TM        TEVA & HAND DESIGN (Classes 25,18,9)           App. No. 2001/06727
Turkey               31919.0987         TM        TEVA                                           App. No. 2001/06727
                                                  (Classes 25, 18, 9)
United Kingdom       31919.0921         TM        TEVA                                           Reg. No. 1463777
                                                  (Class 25--Footwear)
United States        31919.0100         TM        Design (Arrangement of Geometric Shapes)       Reg. No. 2,311,393 (Tech Logo)
                                                  (Footwear)
United States        31919.0200         TM        TEVA & HAND DESIGN (Clothes, Foot.)            Ser. No. 75/591,242 (ITU)

                                                                      PRIVILEGED

                                                                                                 APPLICATION NO./
COUNTRY              DOCKET #          TYPE                          MATTER                      REGISTRATION NO.
-------              --------          ----                          ------                      ----------------
United States        31919.0217         TM        TEVA + HAND DESIGN (Clothes, foot.)            Ser. No. 75/982,232 (Div.
                                                                                                 Appln of 75/591,242)
United States        31919.0300         TM        TEVA + HAND DESIGN (Clothes, Foot.)            Reg. No. 2,321,025
United States        31919.0900         TM        TEVA (Footwear)                                Reg. No. 1,394,947
United States        31919.1100         TM        SPOILER (Class 25--Footwear)                   Reg. No. 2,418,240
United States        31919.1400         TM        HAND DESIGN (Clothing)                         Reg. No. 2,072,410
United States        31919.1900         TM        RICOCHET                                       Reg. No. 2,548,729
                                                  (Class 25--Footwear, namely sandals)
United States        31919.2200         TM        TARANTULA                                      Reg. No. 2,311,906
                                                  (Class 25--Footwear)
United States        31919.2400         TM        MUSH                                           Reg. No. 2,329,271
                                                  (Class 25--Footwear)
United States        31919.2500         TM        TEVA                                           Reg. No. 2,301,460
                                                  (Class 35--Retail stores)
United States        31919.2700         TM        CLOTHING FOR THE RIVER OF LIFE (Clothing)      Reg. No. 2,058,612

                                                                      PRIVILEGED

                                                                                                 APPLICATION NO./
COUNTRY              DOCKET #          TYPE                          MATTER                      REGISTRATION NO.
-------              --------          ----                          ------                      ----------------
United States        31919.3400         TM        TEVA                                           Reg. No. 2,377,458
                                                  (Class 25--Clothing, Footwear)
United States        31919.4000         TM        BRAIN DRAIN                                    Reg. No. 2,011,112
                                                  (Class 25--Footwear)
United States        31919.4100         TM        FREE YOUR FEET. YOUR MIND WILL FOLLOW.         Reg. No. 1,920,965
                                                  (Class 25--Footwear)
United States        31919.4300         TM        LIQUID FRAME (Straps for securing foot to      Reg. No. 2,553,093
                                                  sandals and shoes, sold as integral
                                                  component)
United States        31919.4400         TM        PRETTY RUGGED                                  Reg. No. 2,065,631
                                                  (Class 25--Footwear)
United States        31919.4500         TM        RIVER RUBBER                                   Reg. No. 2,014,052
United States        31319.5000         TM        SPIDER RUBBER                                  Reg. No. 2,406,569
                                                  (Class 25--Footwear)
United States        31919.5100         TM        TERRADACTYL                                    Reg. No. 1,866,458
                                                  (Class 25--Footwear)
United States        31919.5200         TM        TERRA-FI                                       Reg. No. 2,062,045
                                                  (Class 25--Footwear)
United States        31919.5400         TM        WET CLIMBER (Footwear)                         Reg. No. 2,029,264
United States        31919.5500         TM        XPD (Footwear)                                 Reg. No. 2,358,376

                                                                      PRIVILEGED

                                                                                                 APPLICATION NO./
COUNTRY              DOCKET #          TYPE                          MATTER                      REGISTRATION NO.
-------              --------          ----                          ------                      ----------------
United States        31919.8400         TM       TEVA (Class 9--sunglasses)                      Ser. No. 78/047,242 (ITU)
United States        31919.8417         TM       TEVA                                            Ser. No. 75/982,664 (Div of
                                                 (Class 9--sunglass retainers and                Ser. No. 78/047242)
                                                 headstraps)
United States        31919.8500         TM       TEVA (Class 25 expanded Foot.)                  Ser. No. 76/238,323
                                                                                                 (Use-based)
United States        31919.0937         TM       TEVA (Classes 25, 24, 18, 9)                    No reg. # assigned
Virgin Islands
Venezuela            31919.0989         TM       TEVA                                            App. No. 13263/98
                                                 (Footwear)
Venezuela            31919.1489         TM       HAND DESIGN                                     App. No. 13264/98
                                                 (Clothing, Footwear)
Yemen                31919.8538         TM       TEVA (Sandals)                                  App. No. 13620

SCHEDULE 1.1(u).     Patents and Patent Applications.

                                                                                                 APPLICATION NO./
COUNTRY              DOCKET #          TYPE                          MATTER                      REGISTRATION NO.
-------              --------          ----                          ------                      ----------------
China                31919.3634         DP        FOOTWEAR (Wraptor)                             Ser. No. 99312209.4
France               31919.3606         DP        FOOTWEAR (Wraptor)                             Reg. No. 994635
Germany              31919.3607         DP        FOOTWEAR (Wraptor)                             Reg. No. 499 06 922.6

                                                                      PRIVILEGED

                                                                                                 APPLICATION NO./
COUNTRY              DOCKET #          TYPE                          MATTER                      REGISTRATION NO.
-------              --------          ----                          ------                      ----------------
Japan                31919.3610        DP         FOOTWEAR (Wraptor)                             Reg. No. 1090957
South Korea          31919.1511        DP         SPORT SANDAL FOR ACTIVE WEAR (Universal)       Pat. No. 077,573
United Kingdom       31919.3621        DP         FOOTWEAR (Wraptor)                             Reg. No. 2085164
United States        31919.3600        DP         FOOTWEAR (Wraptor)                             Pat. No. D429,873
United States        31919.3617        DP         FOOTWEAR (Wraptor)                             Ser. No. 29/112,515
United States        31919.3700        DP         FOOTWEAR (Ricochet)                            Pat. No. 441,175
United States        31919.5800        DP         SURFACE OF A FOOTWEAR SOLE (Kids' North        Ser. No. 29/114,038
                                                  Rim/Kids' Ricochet)
United States        31919.6000        DP         FOOTWEAR (Wraptor CIP)                         Pat. No. D458,009
United States        31919.6100        DP         TREAD SURFACE (Tsunami Out/Topsole)            Pat. No. D459,864
United States        31919.6200        DP         TREAD SURFACE (Vector Out/Topsole)             Ser. No. 29/123,276
United States        31919.7200        DP         FOOTWEAR (Mehari)                              Pat. No. D460,245
United States        31919.7300        DP         FOOTWEAR (Terra Rover)                         Pat. No. D460,246
United States        31919.7400        DP         FOOTWEAR (Psyclone)                            Pat. No. D459,863
United States        31919.7500        DP         FOOTWEAR (XPD/Formula)                         Pat. No. D459,862

                                                                      PRIVILEGED

                                                                                                 APPLICATION NO./
COUNTRY              DOCKET #          TYPE                          MATTER                      REGISTRATION NO.
-------              --------          ----                          ------                      ----------------
Australia            31919.1501         UP         SPORT SANDAL (Universal)                      Pat No. 599880
Australia            31919.3501         UP         FOOTWEAR SECUREMENT SYSTEM                    App. No. 17741/01
Australia            31919.3901         UP         FOOTWEAR SOLE AND ARCH STRAPPING SYSTEM       App. No. 58084/99
                                                   (Wraptor)
Canada               31919.5603         UP         FLEECE SOCK                                   Ser. No. 2,227,352
China                31919.3934         UP         FOOTWEAR SOLE AND ARCH STRAPPING SYSTEM       App. No. 99810533.3
                                                   (Wraptor)
European Union       31919.3905         UP         FOOTWEAR SOLE AND ARCH STRAPPING SYSTEM       App. No. 99945494.5
                                                   (Wraptor)
Mexico               31919.3913         UP         FOOTWEAR SOLE AND ARCH STRAPPING SYSTEM       App. No. PA/a/2001/002347
                                                   (Wraptor)
New Zealand          31919.1515         UP         SPORT SANDAL FOR ACTIVE WEAR (Universal)      Pat. No. 226061
PCT                  31919.3516         UP         FOOTWEAR SECUREMENT SYSTEM (Closed            Ser. No. WO 01/35782 A1
                                                   Footwear)
United States        31919.1500         UP         SPORT SANDAL FOR ACTIVE WEAR (Universal)      Pat No. 4,793,075
United States        31919.1600         UP         SPORT SANDAL CONSTRUCTION (Original)          Pat No. 4,584,782
United States        31919.3593         UP         FOOTWEAR SECUREMENT SYSTEM (closed Wraptor)   App. No. 10/130457

                                                                      PRIVILEGED

                                                                                                 APPLICATION NO./
COUNTRY              DOCKET #          TYPE                          MATTER                      REGISTRATION NO.
-------              --------          ----                          ------                      ----------------
United States        31919.3800         UP        SELF ADJUSTING FRAME FOR FOOTWEAR              Pat. No. 6,128,835
                                                  (Liquid Frame)
United States        31919.3900         UP        FOOTWEAR SOLE WITH INTEGRALLY MOLDED SHANK     Pat. No. 6,061,929
                                                  (Dual Density Shank)
United States        31919.3993         UP        FOOTWEAR SOLE AND ARCH STRAPPING SYSTEM        Ser. No. 09/786,239 (Wraptor)
United States        31919.5600         UP        FLEECE SOCK                                    Pat. No. 5,867,837

SCHEDULE 2.1(e).     Assignable Licenses.

1. License Agreement, dated as of November 17, 2000, by and between Mark Thatcher and Itochu Corporation.

2. Licensing Agreement, dated as of March 28, 2001, by and between Mark Thatcher, Bison Designs, LLC, and Bison Weavers, LLC.

3. Licensing Agreement, dated as of December 4, 2000, by and between Mark Thatcher and Dunlop Manufacturing, Inc.


SCHEDULE 2.2.         Excluded Assets.

      1.    1996 White Jeep Grand Cherokee

      2.    2001 Chevy Diesel Truck and Camper

      3.    2002 Subaru

      4.    8 Indian Rugs

      5.    3 Pictures of Ancient Sandals

                                                                      PRIVILEGED

      6.    1 Cedar Wood Bench

      7.    1 Cedar Wood Table

      8.    All Furnishings in Thatcher's Arizona Office

SCHEDULE 3.5.         Allocation of Purchase Price.

To be mutually agreed upon by the Sellers and the Buyer.

SCHEDULE 3.8.         Assumed Liabilities.

1.    The Customer Credits (as defined in Section 6.2(e)).

2. Any and all liabilities under the Material Contracts (as defined in Section 4.1(j)) and the Assigned Contracts (as defined in Section 4.1(i)).

3.    The Intellectual Property Matters (as defined in Section 6.2(c)).

SCHEDULE 4.1(b).      No Conflicts.

      The execution, delivery and performance of this Agreement and the Collateral Agreements may require certain consents, waivers or notices as set forth in the following items:

      1. License Agreement, dated as of November 17, 2000, by and between Mark Thatcher and Itochu Corporation.

      2. Licensing Agreement, dated as of March 28, 2001, by and between Mark Thatcher, Bison Designs, LLC, and Bison Weavers, LLC.

      3. Licensing Agreement, dated as of December 4, 2000, by and between Mark Thatcher and Dunlop Manufacturing, Inc.

      4. Commercial Lease, dated as of January 8, 2001, by and between Michael
O. Holpuch and Joan Holpuch, dba MJ Properties, as lessor, and Teva Sport Sandals, Inc., as lessee.

      5. ClientCare(R) Support and Maintenance Agreement for Sage Enterprise Suite(TM) Software Agreement, dated as of September 2001, by and between Sage Software, Inc., and Teva Sport Sandals, Inc.

      6. Annual Software Maintenance Agreement, dated as of November 1, 2001, by and between Logicor Inc., and Teva Sport Sandals, Inc.

      7. Select Merchant Payment Card Processing Agreement, dated as of December 4, 2000, by and between Paymentech, LLC, and Teva Sport Sandals, Inc.

                                                                      PRIVILEGED

      8. Dedicated Server Rental Agreement, dated as of November 14, 2000, by and between VScape International, Inc., and Teva Sport Sandals, Inc.

SCHEDULE 4.1(e).      Intellectual Property Matters.

Docket No.          Country                Marks/Other Party                     Description
----------          -------                -----------------                     -----------
31919.8128          Brazil                 *****                                 *****

31919.8133          Chile                  TEVA v. TEVA                          Cancellation action filed.

                                           Thatcher v. Carlos Capurro
                                           Bahamondes
31919.1434          China                  HAND DESIGN v. HAND DESIGN            Cancellation action filed based on
                                                                                 non-use on 7/21/01.

                                           Thatcher v. Changzhou Yonghen
                                           Garment Factory
31919.8134          China                  TEVA v. TEVA                          Opposition filed.

                                           Thatcher v. Luyisi Leather
31919.8134          China                  TEVA v. TEVA (class 24)               Opposition filed.

                                           Thatcher v. Jiayi Enterprises Co.
                                           Ltd.

31919.8142          Costa Rica             *****                                 *****

----------
***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                      PRIVILEGED

Docket No.          Country                Marks/Other Party                     Description
----------          -------                -----------------                     -----------
31919.0943          Czech Republic         EVA v. TEVA                           Opposition filed by Ombretta.
                                           Ombretta AG v. Thatcher

31919.8205          Europe--CTM            TOVA v. TEVA                          Opposition filed by Tova.

                                           Tova Corporation v. Thatcher
31919.8205          Europe--CTM            THEBAS v. TEVA                        Opposition filed by Textil.

                                           Textil Juan B. Mato S.A. v.
                                           Thatcher
31919.8205          Europe--CTM            TEVA v. TEPA & DESIGN                 Opposition filed against class 25 appln.

                                           Thatcher v. Romaia-Comercio
31919.8205          Europe--CTM            TEVA NAOT                             *****

31919.8146          El Salvador            TEVA v. TEVA                          Cancellation proceeding filed.
                    Guatemala

                                           Thatcher v. Piel Y Calzado
31919.8107          France                 Trademark Investigation               *****

31919.8106          France                 TEVA, Reg. No. 1668894, dated         *****
                                           6/3/91
                                           Mark Thatcher

31919.0953          Iceland                TESA v. TEVA                          Opposition filed by Tesa AG Germany.

                                           Tesa AG v. Thatcher

31919.8457          Indonesia              TESA v. TEVA                          Opposition filed by Tesa AG to TEVA
                                                                                 Class 9 application for sunglasses
                                           Tesa AG v. Thatcher                   only.
31919.8157          Indonesia              TEVA v. TEVA                          Opposition filed on 7/19/01 by
                                                                                 Thatcher against Class 18 application.

                                           Thatcher v. Mizuno Jauw

31919.8157          Indonesia              *****                                 *****

----------
***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                      PRIVILEGED

Docket No.          Country                Marks/Other Party                     Description
----------          -------                -----------------                     -----------
31919.8157          Indonesia              *****                                 *****
31919.8157          Indonesia              *****                                 *****
31919.8157          Indonesia              TEVA, Appln No. D00-2001 00294-294    Opposition filed on 7/19/01 by
                                           filed 1/9/01                          Thatcher against Class 18
                                           Mizuno Jauw                           application. Evidence of use filed in
                                                                                 support of opposition.
31919.8457          Indonesia              TESA, Reg Nos. 371423 dated           Opposition filed by Tesa AG to
                                           6/15/95; 369245 dated 6/15/95;        Thatcher's TEVA appln No.
                                           371296 dated 6/15/95; 469371 dated    D00-15783-15883 filed 7/23/01 in Class
                                           6/15/95                               9 (which covers only "sunglasses")
                                           Tesa AG                               alleging similarity between marks and
                                                                                 alleged bad faith by Thatcher.
                                                                                 Counter-opposition filed by associate
                                                                                 5/20/02 arguing differences in goods
                                                                                 and marks. Evidence of use of TEVA
                                                                                 mark filed.
31919.8109          Israel                 *****                                 *****
31919.8109          Israel                 *****                                 *****
31919.8410          Japan                  TESA v. TEVA                          Tesa AG atty advised opposition filed
                                                                                 against Class 9 TEVA application.
                                           Tesa AG v. Thatcher
31919.8511          Korea                  TEVA v. TEBAS                         Brief filed against TEBAS appln in
                                                                                 classes 18 and 25 on 10/25/01.
                                           Thatcher v. Shin Hong
31919.8111          Korea                  *****                                 *****
                    Mexico                 TEVA v. TEVHA 69 & Design             Cancellation action filed 8/16/01
                                                                                 based on fact that conflicting
                                           Thatcher v. Sergio Tulio Ortiz        registration granted in error due to
                                           Sahagun                               prior TEVA registration.
31919.8171          Panama                 *****                                 *****

----------
***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                      PRIVILEGED

Docket No.          Country                Marks/Other Party                     Description
----------          -------                -----------------                     -----------
                                           *****                                 *****
31919.8174          Philippines            TEVA (stylized) v. REVA (stylized)    Verified Opposition filed 6/5/02.
                                           Thatcher v. Jose Nilo J. Ocampo
31919.0974          Philippines            TEVA v. TEVA (Stylized                Cancellation action resolved by
                                                                                 settlement in which Registration
                                           Thatcher v. Shoetown                  acquired from Shoetown by assignment
                                                                                 to Thatcher
31919.8176          Portugal               *****                                 *****
31919.8182          Spain                  V TE VA                               Opposition to V TE VA applications for
                                           Radio Difusiones                      Classes 16, 35 and 38 filed. Spanish
                                                                                 Trademark Office refused Thatcher
                                                                                 oppositions based on visual and
                                                                                 overall differences between marks
                                                                                 and classes. No appeal filed.
31919.8119          Sweden                 *****                                 *****
31919.8584          Switzerland            *****                                 *****
                                           Ombretta AG v. Thatcher
31919.8584          Switzerland            TESA v. TEVA
                                           Tesa AG v. Thatcher
31919.8120          Taiwan                 TEVA v. TEVA (class 24)               Opposition filed.
                                           Thatcher v. Jiayi Enterprise Co
31919.8186          Thailand               TEVA v. TEVA (stylized)               Purchased TEVA (stylized) Reg. No.

----------
***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                      PRIVILEGED

Docket No.          Country                Marks/Other Party                     Description
----------          -------                -----------------                     -----------
                                                                                 60505 in class 25 and TEVA (stylized)
                                           Thatcher v. Hoberd Industry Co.       Appln No. 457782 in class 18 from
                                                                                 Hoberd Industry Co. (and son).
31919.8186          Thailand               TEVA (stylized) & HAND DESIGN v.      Opposition filed against Class 9 appln
                                           TEVA (stylized) & HAND DESIGN         4/29/02.
                                           Thatcher v. Mr. Tiva Leejarkpai
31919.1441          Trinidad & Tobago      HAND DESIGN v. HAND DESIGN            Opposition filed by Mode-Alive against
                                                                                 Class 25 appln on 4/25/02.
                                           Mode-Alive v. Thatcher
31919.8187          Turkey                 TEVA & HAND DESIGN v. TEVA & HAND     Opposition against Sualar filed
                                           DESIGN                                9/18/01.
                                           Thatcher v. Sualar Gumusculuk
                                           Tekstil
31919.8188          Uruguay                *****                                 *****
31919.8189          Venezuela              TEVA v. TEVA                          Cancellation action filed 4/9/01 and
                                                                                 are awaiting publication of same.
                                           Thatcher v. Inversiones Zona C.A.
                                           (Mr. Spielberger)
31919.8150          Vietnam                *****                                 *****

----------
***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                      PRIVILEGED

Docket No.          Country                Marks/Other Party                     Description
----------          -------                -----------------                     -----------
                                                                                 *****
                                           John W. Baker v. Deckers Outdoor      Unknown - Deckers is handling matter.
                                           Corporation
                                           TEVA                                  Other issues:     From time to time,
                                                                                 various intellectual property pirates
                                                                                 have attempted to take advantage of
                                                                                 foreign laws permitting the
                                                                                 acquisition of intellectual property
                                                                                 rights, including trademark rights, by
                                                                                 registration.     Other pirates may
                                                                                 currently exist or hereafter take
                                                                                 actions. In most cases, when pressed,
                                                                                 these pirates have alleged rights
                                                                                 superior to Thatcher relative to,
                                                                                 among other things, the TEVA mark.
                                           *****                                 *****

----------

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                      PRIVILEGED

                                                                          *****

Docket No.          Country                Marks/Other Party                     Description
----------          -------                -----------------                     -----------
                                           Clearance Issues                      Under the existing license agreement
                                                                                 with Buyer, Buyer is responsible for
                                                                                 product clearance and trademark
                                                                                 clearance with respect to the designs
                                                                                 and marks used on the products. From
                                                                                 time to time, third parties have taken
                                                                                 issue with some of the product
                                                                                 designs, web names, secondary product
                                                                                 names and the like.
                                                                                 *****
                                                                                 Other claims may currently exist or
                                                                                 hereafter arise. Once complete we
                                                                                 should do a check with John.
                                           Watch Notices:                        Seller has instituted a worldwide
                                                                                 watch with respect to the publication
                                                                                 of other trademark
                                                                                 applications/registrations. Various
                                                                                 of the above-referenced matters where
                                                                                 the description is identified as "No
                                                                                 opposition filed" arose as a result of
                                                                                 Sellers' receipt of a watch notice.

      Various third parties from time to time have tried to copy various aspects of the Products. In general, Seller has provided an IP Brochure to such parties advising such parties of Seller's intellectual property rights. A listing of recipients since mid 2000 is provided below:

               Recipient                                Date
               ---------                                ----
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00

----------
***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                      PRIVILEGED

               Recipient                                Date
               ---------                                ----
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    8/18/00
               *****                                    9/26/00
               *****                                    11/8/00
               *****                                    11/8/00
               *****                                    11/8/00
               *****                                    11/8/00
               *****                                    11/8/00
               *****                                    11/8/00
               *****                                    8/28/01
               *****                                    8/28/01
               *****                                    8/28/01
               *****                                    8/28/01
               *****                                    8/28/01

----------
***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                      PRIVILEGED

               Recipient                                Date
               ---------                                ----
               *****                                    8/28/01
               *****                                    8/28/01
               *****                                    8/28/01
               *****                                    8/28/01
               *****                                    8/28/01
               *****                                    1/22/02
               *****                                    4/24/02
               *****                                    4/24/02

      Other possible infringement issues include:

Copyrights:

Entity                     Subject Matter
------                     --------------
*****                      *****
*****                      *****
*****                      *****
*****                      *****

Patents:

Entity                     Subject Matter
------                     --------------
*****                      *****
*****                      *****
*****                      *****

SCHEDULE 4.1(g).      Absence of Certain Changes or Events.

      None.

SCHEDULE 4.1(h).      TEVA's Employees.

      Hattley, Brittany

      Hautemulle, David

      Heath, Lindsey

      Hogan-Williams, Nancy

      Jeskewich, Barry

----------
***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                      PRIVILEGED

      Kalinich, John

      Kasun, Cinda

      Kucipeck, Julie

      Mariassy, Kendra

      McEachern, Denise

      *Navarro, Raul

      *Navarro, Teresa O.

      Nix, Stephanie

      Norton, Galen A.

      Perritt, Steven T.

      Pitcher, Megan C.

      Schultz, Amanda

      Standing, Karen

      *Thatcher, Leslie

      *Thatcher, Mark

----------
      * Denotes those employees who are not Transferred Employees.

SCHEDULE 4.1(i).      Disputes-Assigned Contracts.

      None.

SCHEDULE 4.1(j).      Material Contracts.

1. License Agreement, dated as of November 17, 2000, by and between Mark Thatcher and Itochu Corporation.

2. ClientCare(R) Support and Maintenance Agreement for Sage Enterprise Suite(TM) Software Agreement, dated as of September 2001, by and between Sage Software, Inc., and Teva Sport Sandals, Inc.

SCHEDULE 4.1(k).      Environmental.

      None.

                                                                      PRIVILEGED

                                    * * * * *

      Any information disclosed in any Schedule section above shall be deemed to be disclosed and incorporated into any other Schedule section where such disclosure would be reasonably apparent. Furthermore, the Sellers' representations and warranties, including any items set forth in the Schedules, do not purport to disclose any agreements, contracts or instruments that may be entered into between any of the Sellers and the Buyer. No disclosure set forth in the Schedules relating to any possible breach or violation of any agreement, law or regulation, or any possible infringement of any intellectual property, shall be construed as an admission or indication that any such breach, violation, or infringement exists or has actually occurred.

                                               Very truly yours,

                                               Snell & Wilmer



                                               Leonardo Loo